THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat

Director

Richard A. Brealey[2,3]

Director

Alexandre de Takacsy

President

Director

Claus Helbig[2,4]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

Jennifer English

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinguer[5]

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Overall Investment Strategy and Process

The goal of the Fund is to provide shareholders with broad exposure to the Swiss equity market and to returns based on long term capital appreciation through investments in Swiss companies that have the potential to provide sustainable returns. Management looks to achieve these goals by investing in companies whose growth profile is underestimated by the market or whose recovery potential is overlooked by other investors. These investment opportunities exist across various market capitalizations. The Fund invests in Swiss companies ranging from some of the largest global businesses to mid- and smaller-size companies that are less represented in the major Swiss indices, including private equity investments in early stage companies.

The investment approach of the Fund’s management is bottom-up driven by fundamental research on specific industries and companies’ products, services and business models. As part of the portfolio construction process, Fund management considers the market capitalization size and risk return characteristics of portfolio companies to determine the range of weightings for each position. As a result, the screening and weighting process of the Fund’s holdings reflects the broader Swiss market.

For the recovery strategy, company-specific factors are given greater consideration in stock selection than industry factors. Positive industry trends can be a supporting factor that helps reduce company-specific risk, thereby enabling possible larger asset allocations to these positions.

Similarly, in the undervalued growth strategy, an expected expansion in a specific company’s market share is a primary driver for stock selection. However, if a company is active in an overall growing market, the risk-return profile of the investment is improved, and Fund management may consider a greater asset allocation to the company.

Investment Results

SWZ Performance* (U.S. Dollars as of March 31, 2014)
	Market Value Performance	Net Asset Value Performance
Calendar Year-to-Date	3.08%	5.91%
1 Year	26.33%	24.69%
5 Years (annualized)	17.85%	16.01%
10 Years (annualized)	8.66%	8.36%

*Source Citi

Portfolio Composition

(All percentages are as of the quarter-ended March 31, 2014)

During the first quarter of 2014, the undervalued growth large capitalization strategy remained the largest strategy component of the Fund’s portfolio, comprising 41.43% of the Fund’s assets. Novartis and Roche still make up more than half of this strategy despite a reduction in the Fund’s exposure to Roche that was motivated by a relatively high valuation after the re-rating (price-to-earnings ratio expansion) of the last two years and by the challenge to growth represented by negative currency effects and increased competition in oncology. Despite a strong pipeline, Management’s opinion is

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

that the differentiating factors favoring Roche are not as strong as they used to be. The Fund’s exposure to Nestlé was reduced as well, also on valuation grounds. The company, however, remains in the top three holdings of the Fund.

The Fund’s exposure to the recovery mid- and small-capitalization strategy has been fairly stable since the end of last year, and accounts for 22.66% of the Fund’s portfolio. The healthcare sector represents the largest allocation of this strategy, which is comprised of companies like Actelion (which is transitioning from recovery to profitable growth), Lonza and Nobel Biocare. In this sector, Management took some profit in Nobel Biocare, and increased the Fund’s exposure to Lonza, where the next phase in the recovery path is clearer and execution risks are lower.

The approach with the largest weight increase, due both to additions and price appreciations, has been the undervalued growth mid-and small-capitalization strategy. This strategy now accounts for 20.43% of the Fund’s assets, an increase of approximately 3.5% compared to year-end 2013. The sector with the largest increase in exposure since year-end 2013 has been industrials.

Management believes that, within the recovery large capitalization strategy, which comprises 8.41% of the Fund’s portfolio, companies in the banking industry have the greatest potential for improving profitability. However, the Fund’s exposure to UBS and Credit Suisse has been reduced slightly in reaction to ongoing litigation involving the companies and a reduction of legacy assets in their investment banking arms, the positive net effect of which could be delayed considering the advanced stage of the credit cycle. While valuations are reasonable and while wealth management franchises attract a respectable amount of new money, namely in emerging markets, profitability in the onshore business is not as high as that in the offshore legacy business. Cost cutting will be critical for these companies to maintain attractive operating margins.

The Fund’s allocation to private equity has increased from 6.20% to 6.87%, which predominantly can be attributed to the reduction in the Fund’s assets following the payment in January 2014 of net investment income and short-term and long-term capital gain distributions, and the completion of the one-time cash tender offer. No sales or exits have yet taken place in this portion of the portfolio. The Fund’s allocation to cash remains de minimis.

Performance Analysis

(Returns are total returns in Swiss francs for the quarter ended March 31, 2014 for the days the sector or the stock was held in the portfolio, if not otherwise specified)

The Fund’s net asset value total return in USD was 5.91%, which compares well with the total return in USD of 5.36% by the broad Swiss market and of 1.81% by the S&P 500 Index.

The volatility of the Fund’s growth large capitalization strategy over the one-year

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

period ended March 31, 2014 was 13.55% and its return was 5.58% for the first quarter of the year. In part due to its weight in the portfolio, the strategy contributed to more than 40% of the total net asset value performance of the Fund for the quarter ended March 31, 2014. The healthcare component of the strategy, Novartis and Roche, once again provided strong, above market total returns, while the consumer discretionary segment, Swatch and Richemont, underperformed, as the volume growth of high-end watch sales is expected to slow down, namely in emerging markets, due to a high comparison base and high level of inventory in the wholesale and retail channels. The strengthening of reporting currencies (Euro and Swiss franc) will also continue to put pressure on sales and margins. Nestlé had a more modest return than Roche and Novartis, as the food company’s organic growth has slowed down of late. However, the outlook for pricing in emerging markets and Europe, especially for the second half of 2014, is promising, and Nestlé’s sales should get some relief from the recent deflationary trend.

Not surprisingly, the recovery mid-and small-capitalization companies displayed a higher volatility than the rest of the Fund’s portfolio, with a standard deviation of 20.23% during the one-year period ended March 31, 2014. The total return of this strategy for the first quarter 2014 was also lower at 4.17%. The Sharpe ratio was lower as well. After a strong showing in 2013, recovery mid- and small-capitalization stocks have been moving in a consolidation pattern, as investors are now assessing how the second phase of the restructuring should lead to more sustainable profitable growth in the future. A notable outperformer in this strategy has been Swiss Life, with a 17.17% return for the quarter. Lonza and Panalpina were negative performers for the quarter. The first part of the restructuring phase has generated positive returns in general, but Management believes there is more to come for these two companies.

The industrial sector of the undervalued growth mid-and small-capitalization strategy outperformed the market. Despite the fact that its healthcare component was negatively affected by the sell-off of growth stocks in the U.S market, this strategy delivered the highest return (8.00%) and second highest contribution to the Fund’s performance for the quarter. Lindt, Burckhardt Compression and Bucher were the star performers. In Management’s view, solid and stable management, strong brand names, growing end markets and a focus on long-term targets are the main drivers of their performance. With only 13.48% volatility over a one-year period, this strategy had the best risk-adjusted return of the Fund’s strategies.

UBS and Credit Suisse had mid-single digits returns in the first quarter of 2014, but a negative return for ABB, which still is struggling with its power system division, reduced the performance of the recovery large capitalization strategy. The result was a 3.59% return with a relatively high volatility of 18.36%. As a sector, the financials had the best total return year-to-date, mostly due to the strong performance of Swiss Life.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

GICS Sectors[1]	SWZ Schedule of Investments Grouping[2]	Total Return % Year-to-date (3/31/2014)[3]	Average Weight in % Year-to-date (3/31/2014)[3,4]	Performance Contribution in % Year- to-date (3/31/2014)[3]
Health Care	Pharmaceuticals, Biotechnology, Medical Technology	6.64	43.16	2.75
Financials	Banks, Insurance, Financial Services	10.24	10.10	0.97
Industrials	Industrial Goods & Services	3.99	18.11	0.66
Consumer Staples	Food & Beverage	4.17	14.05	0.61
Energy	Energy	-3.99	0.27	-0.05
Consumer Discretionary	Personal & Household Goods	-1.21	4.58	-0.08
Materials	Chemical, Construction & Material	-5.88	2.52	-0.19
[1]	Industry sector group levels are provided by the Global Industry Classification Standard (GICS). All GICS data is provided “as is” with no warranties.
[2]	Grouping by industry is used for portfolio management and compliance tests purposes.
[3]	Private equity investments are not included in this analysis.
[4]	Cumulative returns for the days held in the portfolio

Source: Bloomberg Analytics, HCC, Citi

Private Equity

Zurmont Madison Private Limited Partnership, one of the Fund’s two investments in private equity funds and its largest overall allocation to private equity, continued to show progress during the period. Companies held by Zurmont benefit from good market positioning in Switzerland and in Germany, where industrial and manufacturing activities have been robust. Aravis Biotech II Limited Partnership, the Fund’s other private equity fund investment, will benefit from the emergence of a new cycle of growth and the recognition of the need for innovative approaches in healthcare. Aravis is well positioned to capture this trend. The first quarter continued to see a long waiting list of initial public offerings in the U.S., which is a good indicator of investors’ appetites for riskier assets. Refinancing conditions seem also to be less challenging for quality companies. Novimmune, one of the Fund’s private equity investments, closed a USD 66 million equity-financing round in February 2014 with a broad base of new institutional investors. The performance of the Fund’s private equity holdings will depend on overall market conditions. Fund management continues to see some exit opportunities for private equity holdings in 2014.

Macro-Economic Insights

The worldwide economy faced a slowdown during the first quarter of 2014, within an ongoing expansion cycle. Global trade has failed to rebound as sharply as expected because of the Eurozone’s fragile recovery and slowing growth in emerging economies.

From a leading indicators perspective, the Global Composite PMI (Purchasing Managers’ Index) improved in March, rising to a 53.5 composite reading as services sector growth accelerated, while the upturn in the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

global manufacturing sector lost some traction at the end of the first quarter of 2014, reaching a five-month low of 52.4 in March. The decline in manufacturing activity was primarily due to the slowdown in Asia (China’s HSBC PMI fell to 48.0), offsetting an acceleration in the U.S. (solid output and new order components). Within the Eurozone, slower growth in Germany, Austria, and the Netherlands was compensated by higher PMIs in France, Italy, Spain, and Ireland, all of which saw their indices rise to multi-year highs.

In the Eurozone, the peripheral economies have endured a dramatic internal devaluation, instead of a depreciation of the Euro, improving their competitiveness. For instance, wages in Spain have fallen more than 25% in real terms since the onset of the financial crisis. While Germany’s economic perspective appears to be extremely robust, the outlook for France’s economy remains challenging. Although France’s economy seems to be moving out of recession in tandem with the rest of the Eurozone, there has been neither internal devaluation nor structural reform. As a result, the competitive position of France’s economy has deteriorated, especially in relation to the rest of the Eurozone. However, the appointment of Manuel Valls as Prime Minister of France should favor market-oriented policies. From a monetary policy standpoint, and in light of the fact that the European Central Bank’s (ECB) balance sheet has shrunk by 30% since June 2012, the ECB kept policy rates unchanged, while discussing the potential deployment of quantitative easing if deflation fears escalate, the Euro surges higher, or bond yields at the periphery widen significantly. The ECB’s more dovish stance will give further support to European equities, which also have been buoyed by very significant inflows since the middle of last year. As a result, the spread of the peripheral Eurozone government bond markets over French bonds has collapsed, illustrating, in particular, falling systemic risk in the Iberian Peninsula. Moreover, corporate earnings in the Eurozone have risen only by 10% since the low of the crisis, while they have already doubled in the U.S., suggesting a strong potential catch up in the second half of 2014. The International Monetary Fund recently raised its forecasts for Eurozone GDP growth to 1.2% in 2014 and 1.5% in 2015.

In Switzerland, GDP growth slightly disappointed in the last quarter of 2013, rising +0.2% quarter-on-quarter (QoQ) and +1.7% year-over-year. Consumer spending (+0.7% QoQ), gross fixed investments (+1.5% QoQ), investments in construction (+1.5% QoQ) and government expenditures (+0.6% QoQ) all contributed positively, while the negative surprise came from the exports of goods’ components (-1.7% QoQ), which was affected by the external demand of chemical and pharmaceutical products. When considering the Swiss leading indicators, the Manufacturing PMI surprised positively in February, rising to 57.6, while the normalization in March to 54.4 was the result of a drop in the sub-index on the backlog of orders from very elevated levels. Moreover, the Swiss Economic Institute (KOF) economic barometer dipped in

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

March, but the uptrend remained intact and consistent with above-trend real GDP growth. The decline in March in both indicators could also be explained by the referendum on changed migration standards and the resulting uncertainty regarding the future of the bilateral agreement with the European Union. Overall, Swiss economic activity remains encouraging, while the Swiss franc remains supported by Switzerland’s large current account surplus, which is near a two-year high of 13% of GDP. On a positive note, the Swiss government reiterated that the economic upturn in Switzerland is likely to further strengthen in 2014 (+2.2% GDP growth expected) and 2015 (+2.7%).

The lack of domestic inflationary pressures, with the consumer price index (CPI) flat year-over-year in March and up only 0.4% over the previous month, as well as the disinflationary trend in the Eurozone, led Swiss National Bank (SNB) President Thomas Jordan to reiterate that the exchange rate cap at 1.20 EUR/CHF remained the right policy tool for the foreseeable future. He also stated that the SNB will not exclude additional easing measures, such as negative rates, to maintain appropriate monetary conditions.

Accommodative financial conditions continue to prevail globally, allowing a continuation of the rally in risky assets at the end of the first quarter, while economic data has disappointed market expectations since mid-January. For instance, Citigroup’s economic surprise indices have rolled over, particularly in the U.S. (weather-related) and China, where activity data so far this year showed a further slowdown in the economy, with exports, industrial production, retail sales and fixed asset investments all below market expectations. The emerging markets’ potential growth rate has faced downward revisions, and projected economic growth in 2014 should be similar to 2013.

Market outlook

Global equities’ outlook remains favorable, though fairly valued on an historical perspective. The risk of a short-lived pullback has increased after a strong market rally, which was mainly driven by re-rating and particularly bullish market sentiment, but does not seem poised to disrupt the upward secular trend.

The extended period of very low nominal interest rates that the developed markets are experiencing can lead to financial instability down the road. The reach for yield in a low return environment is an incentive to disregard credit risk and to increase leverage. The moral hazard is already at play in some parts of the fixed-income market, as participants appear to expect the same resolution as in the last financial crisis (i.e., being bailed out at the expense of equity holders and tax payers) if renewed turmoil were to occur.

In the Eurozone, CPI inflation printed at 0.7% year-over-year in April, and services price inflation jumped to 1.6%. This should help alleviate some concern that Europe was on the brink of deflation. Nevertheless, in the European periphery, the sovereign bond spreads have tightened despite the crushing

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

debt load, as fixed-income investors were discounting deflation risk to remain a factor in the medium- to long-term. ECB outlook for the European economy remains cautious, while GDP for 2014 and 2015 is expected to grow by 1.2% and 1.7%, with an inflation rate of 0.8% and 1.0%, respectively. Unemployment rates are expected to remain above 11%. The Crimean crisis add to the uncertainty, linked to the risk further sanctions would bring to European economic outlook.

The quantitative easing tapering by the U.S. Federal Reserve should continue to redirect money flows into developed economies in general and Europe in particular, as this region’s economic activity is rebounding from depressed levels and valuations remain relatively more attractive. The market should recognize the potential for margin improvement as long as deflation risks are contained. U.S. investors believe the ECB is ready to increase the money supply and counter the deflationary impact of a strong European currency. The missing link remains credit creation. European authorities are working on means to facilitate credit access for mid and small enterprises.

A better economic environment on both sides of the Atlantic should be supportive to value stocks, particularly in cyclical industries. This is expected to help stocks’ valuation in the Fund’s recovery mid- and small-capitalization strategy. Furthermore, higher interest rates resulting from better economic conditions could bring additional volatility to the Fund’s undervalued growth strategies, as they include companies whose valuations predominantly are derived based on the present value of long-term developments, rather than on the current market value of their assets. These long-duration investments are typically more sensitive to discount rate changes. However, the bulk of the investments in this strategy are in the healthcare sector, which should benefit from increased risk aversion to a sell-off in the fixed-income markets.

The SNB exchange rate policy vis-à-vis the Euro continues to support the price of financial assets in Switzerland. As inflation remains very low, this policy is not expected to change. Upward pressure on the Swiss franc is dependent on the global level of risk aversion. Increased demand for safe assets is expected to trigger an appreciation of the Swiss franc and intervention from the SNB to counter it. The resulting expansionary monetary supply would support asset prices in the Swiss market.

On a more cautious note, the image of Switzerland as an island of stability in a volatile European environment has been tarnished of late. The February 9th popular initiative results, imposing limits on Swiss immigration policies, and the implications thereof on bilateral agreements with the European Union, coupled with the upward pressure on the corporate tax rate for foreign companies, make for a cautious outlook for new foreign direct investments. Retaliatory restrictions on access to the single European market for Swiss companies cannot be excluded and would be negatively perceived by the market.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.12%

Banks — 4.85%

264,600	Credit Suisse Group AG Registered Shares	$8,563,892	1.98%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $6,066,474)

600,500	UBS AG Registered Shares	12,413,121	2.87%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $7,748,581)

		20,977,013	4.85%

Biotechnology — 15.45%

247,000	Actelion, Ltd.[1] Registered Shares	23,403,973	5.40%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $13,748,460)

63,800	Basilea Pharmaceutica AG Registered Shares	7,287,508	1.68%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,406,681)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

2,938,450	Evolva Holding SA2 Registered Shares	$4,557,284	1.05%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $2,344,607)

14,418	Galenica AG Registered Shares	13,963,434	3.23%
	Manufactures and distributes pharmaceutical products for the treatment of iron deficiency worldwide. Operates drug stores and drug distribution in Switzerland. (Cost $14,336,835)

150,500	Lonza Group AG1 Registered Shares	15,359,228	3.55%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $12,282,862)

3,029	NovImmune SA2,3 Common Shares	2,324,857	0.54%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		66,896,284	15.45%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — 2.48%

28,405	Syngenta AG Registered Shares	$10,749,750	2.48%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $9,441,976)

		10,749,750	2.48%

Construction & Materials — 0.92%

1,435	Belimo Holding AG Registered Shares	3,978,395	0.92%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,075,165)

		3,978,395	0.92%

Financial Services — 0.07%

1,477	Leonteq AG Registered Shares	306,653	0.07%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $296,130)

		306,653	0.07%

Food & Beverages — 13.60%

344	Lindt & Sprungli AG1 Registered Shares	20,269,655	4.68%
	Major manufacturer of premium Swiss chocolates. (Cost $10,344,918)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — (continued)

512,200	Nestle SA1 Registered Shares	$38,588,227	8.92%
	Largest food and beverage processing company in the world. (Cost $3,260,456)

		58,857,882	13.60%

Industrial Goods & Services — 17.41%

598,000	ABB, Ltd.[1] Registered Shares	15,434,879	3.57%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,234,881)

14,760	Bucher Industries AG Registered Shares	5,012,736	1.16%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $3,630,879)

34,974	Burckhardt Compression Holding AG1 Registered Shares	18,212,531	4.20%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $11,406,912)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

67,000	DKSH Holding, Ltd. Registered Shares	$5,332,088	1.23%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,293,098)

657,500	Meyer Burger Technology AG2 Registered Shares	10,681,072	2.47%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems. (Cost $7,054,666)

820,000	OC Oerlikon Corp. AG Registered Shares	13,831,437	3.19%

Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.

(Cost $12,670,237)

33,000	Panalpina Welttransport Holding AG Registered Shares	5,073,187	1.17%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $3,385,232)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

13,225	Sulzer AG Registered Shares	$1,819,027	0.42%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $1,769,053)

		75,396,957	17.41%

Insurance — 5.56%

126,200	Schweizerische National- Versicherungs-Gesellschaft AG2 Registered Shares	8,629,060	1.99%
	Offers insurance products in Europe, including reinsurance, health, transport, legal, technical, accident, travel, automobile, fire and theft insurance. (Cost $8,646,941)

62,903	Swiss Life Holding AG1 Registered Shares	15,452,483	3.57%
	Provides life insurance and institutional investment management. (Cost $8,030,507)

		24,081,543	5.56%

Medical Technology — 3.75%

168,000	Kuros Biosurgery AG2,3 Common Shares	760,740	0.18%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — (continued)

572,000	Nobel Biocare Holding AG Registered Shares	$8,223,695	1.89%
	Develops and produces dental implants and prosthetics. (Cost $5,583,528)

3,731	Spineart SA2,3 Common Shares	2,013,181	0.47%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,329)

43,700	Tecan Group AG Registered Shares	5,243,901	1.21%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $4,028,079)

		16,241,517	3.75%

Personal & Household Goods — 4.42%

91,850	Compagnie Financiere Richemont SA2 Bearer Shares	8,775,842	2.03%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $5,298,677)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

89,100	Swatch Group AG Registered Shares	$10,338,767	2.39%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)

		19,114,609	4.42%

Pharmaceuticals — 25.61%[5]

606,750	Novartis AG1 Registered Shares	51,515,537	11.90%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $15,606,446)

197,950	Roche Holding AG1 Non-voting equity securities	59,383,879	13.71%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.

(Cost $16,537,657)

		110,899,416	25.61%

	Total Common Stocks (Cost $223,780,534)	407,500,019	94.12%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.44%

Biotechnology — 0.86%

8,400	Ixodes AG, Series B2,3,4 Preferred Shares	$1,300,676	0.30%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,426,938	0.56%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		3,727,614	0.86%

Industrial Goods & Services — 0.25%

171,904	SelFrag AG, Class A2,3,4 Preferred Shares	1,065,972	0.25%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		1,065,972	0.25%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 0.33%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	$1,421,581	0.33%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,421,581	0.33%

	Total Preferred Stocks (Cost $9,253,695)	6,215,167	1.44%

Private Equity Limited Partnerships — 4.24%

Biotechnology Venture — 0.72%

	Aravis Biotech II — Limited Partnership[2,3,4] (Cost $2,750,654)	3,105,740	0.72%

Industrial Buy-Out — 3.52%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $13,513,387)	15,239,093	3.52%

	Total Private Equity Limited Partnerships (Cost $16,264,041)	18,344,833	4.24%

	Total Investments* (Cost $249,298,270)	432,060,019	99.80%

	Other Assets Less Other Liabilities, net	865,152	0.20%

	Net Assets	$432,925,171	100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2014

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities. Securities priced at Fair Value in accordance with the Fund’s valuation policy and procedures. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate Fair Value of these securities amounted to $29,658,778 or 6.85% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 25, 2013	$2,750,654
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	$3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	$2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	$2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	$1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	$2,062,307
Selfrag AG – Class A	December 15, 2011 – January 28, 2014	$1,932,198
Spineart SA – Common Shares	December 22, 2010	$2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – January 3, 2014	$13,513,387

		$32,208,813

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/13	Gross Additions	Gross Reductions	Income	Value as of 3/31/14
Aravis Biotech II, LP	$3,084,787	$—	$—	$—	$3,105,740
EyeSense AG – Preferred Shares C	1,411,990	—	—	—	1,421,581
Ixodes AG – Preferred Shares B	1,291,901	—	—	—	1,300,676
Selfrag AG – Class A – Preferred Shares C	935,650	94,134	—	—	1,065,972
Zurmont Madison Private Equity, LP	15,067,184	155,537	—	—	15,239,093
[5]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of March 31, 2014, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

*	Cost for Federal income tax purposes is $247,996,584 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$190,320,884
Gross Unrealized Depreciation	(6,257,449)

Net Unrealized Appreciation (Depreciation)	$184,063,435

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2014

PORTFOLIO HOLDINGS
% of Net Assets as of 03/31/2014
Common Stocks
Pharmaceuticals	25.61%
Industrial Goods & Services	17.41%
Biotechnology	15.45%
Food & Beverages	13.60%
Insurance	5.56%
Banks	4.85%
Personal & Household Goods	4.42%
Medical Technology	3.75%
Chemicals	2.48%
Construction & Materials	0.92%
Financial Services	0.07%
Preferred Stocks
Biotechnology	0.86%
Medical Technology	0.33%
Industrial Goods & Services	0.25%
Private Equity Limited Partnerships	4.24%
Other Assets and Liabilities	0.20%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $29,658,778, or 6.85% of the Fund’s net assets at March 31, 2014, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$402,401,241	$—	$5,098,778	$407,500,019
Preferred Stock*	—	—	6,215,167	6,215,167
Private Equity Limited Partnerships	—	—	18,344,833	18,344,833

Total Investments in Securities	$402,401,241	$—	$29,658,778	$432,060,019

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At March 31, 2014, the common shares and preferred shares, series B of Novimmune SA, a privately-held company, were valued based on a market approach using the most recent observable round of financing. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 3/31/2014	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$4,195,502	Discounted cash flow	Weighted average cost of capital	12.4%-15%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Biotechnology[3]	$4,751,795	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$1,300,676	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial goods & services[5]	$1,065,972	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	10%-70%*
			Expected compound annual growth rate of revenue (10 years)	28%
Private Equity Limited Partnerships
Biotechnology venture	$3,105,740	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Industrial buy-out	$15,239,093	NAV as a practical expedient	N/A	N/A

1	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.
2	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares, Spineart SA—Common Shares were valued based on this technique.
3	Novimmune SA Common Shares and Preferred Shares, Series B were valued based on this technique.
4	Ixodes Preferred shares were valued based on this technique
5	SelFrag AG—Preferred Shares were valued based on this technique.
*	The range of inputs corresponds to different stages of the company's development. The weighted average success rate is 35%.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the three-month period ending March 31, 2014.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited partnerships	Total
Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457
Change in Unrealized Appreciation/Depreciation*	34,398	70,927	37,325	142,650
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	94,134	155,537	249,671
Gross Sales	—	—	—	—

Balance as of March 31, 2014	$5,098,778	$6,215,167	$18,344,833	$29,658,778

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2014.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2014, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of March 31, 2014
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,678,968	$442,948	$3,105,740
Zurmont Madison Private Equity, LP	15,847,861	555,103	15,239,093

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 391,300 and 490,378 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of March 31, 2014 was used for conversion and equals 0.8834.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE SWISS HELVETIA FUND, INC.

Executive Offices

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

212-332-2760

www.swz.com

A SWISS INVESTMENTS FUND

WWW.SWZ.COM

QUARTERLY REPORT

For the Period Ended

March 31, 2014